UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 18, 2008
OM GROUP, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-12515
(Commission File Number)
52-1736882
(I.R.S. Employer Identification Number)
127 Public Square
1500 Key Tower
Cleveland, Ohio 44114-1221
(Address of principal executive offices)
(Zip code)
(216) 781-0083
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
As of January 1, 2008, to better align its transformation and growth strategy, the Company reorganized its management structure in a manner that caused its reportable segments to change. These changes have no impact on the Company’s consolidated net sales, operating profit, net income or cash flows. Revised segment information disclosures for each quarter of 2007 and for the full years 2006 and 2007 are attached as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
The following Exhibit is furnished as part of this Current Report on Form 8-K.
(c)	Exhibits
99	Revised segment information for each 2007 quarter and full years 2006 and 2007.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
OM Group, Inc.

(Registrant)

Date: June 18, 2008	/s/ Robert T. Pierce

Name: Robert T. Pierce
Title: Vice President and Corporate Controller